FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To:   BIOPOWER OPERATIONS CORPORATION

Attn: Robert D. Kohn, Chief Executive Officer
5379 Lyons Rd. Suite 301
Coconut Creek, Florida 33073

1.          The undersigned, the holder of the attached Common Stock Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, 1,000,000 shares of Common Stock of BioPower Operations Corporation (the "Company") and herewith makes payment of $1,000,000 therefor.

The undersigned represents that he is acquiring such Common Stock for his own account for investment and not with a view to or for sale in connection with any distribution thereof.

DATED:

(Signature must conform in all respects to name of
Holder as specified on the face of the Warrant)

Name:

Title:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT  TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO, RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.

Date: JANUARY 11, 2011	Warrant No. 1

WARRANT TO PURCHASE

1,000,000 SHARES

OF COMMON STOCK OF

BIOPOWER OPERATIONS CORPORATION (Void after January 10, 2012

This certifies that CONSTELLATION ASSET MANAGEMENT, or its assigns (the "Holder"), for value received, is entitled to purchase from BIOPOWER OPERATIONS CORPORATION, a Nevada corporation (the "Company"), subject to  the terms set  forth below, One Million (1,000,000) fully paid and nonassessable shares (subject to adjustment as provided herein) of the Common Stock of the Company (the "Warrant') for cash at a per share price of $1.00 (the "Exercise Price") (subject to adjustment as provided herein), subject to the provisions of Section 1.1 and Section 3 of this Warrant, at any time or from time to time up to and including 5:00 p.m. (Eastern Standard Time) on the first anniversary from the date hereof, such day being referred to herein as the "Expiration Date," upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof: The Exercise Price is subject to adjustment as provided in Section 3 of this Warrant with any such adjustments having a corresponding effect on the number of shares issuable on exercise of this Warrant.  As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, and any stock into or for which such Common Stock may hereafter be converted or exchanged pursuant to the Certificate of incorporation of the Company as  from  time to  time amended as  provided by  law  and  in  such  Certificate of Incorporation. This Warrant is subject to the following terms and conditions:
        ·

1.            Exercise, Issuance of Certificates, Reduction in Number of Shares.

1.1 General.  This Warrant shall vest in full immediately. The Vested shares are exercisable at the option of the Holder of record on or prior to the Expiration Date, at any time or from time to time for all of the vested Warrant Shares which may be purchased hereunder, as that number may be adjusted pursuant to Section 2 of this Warrant.  The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed and executed Form of Subscription delivered and payment made for such Warrant Shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at  the Company's expense as soon as  practicable after the  rights represented by this Warrant have been so exercised.  The stock certificate so delivered shall be registered in the name of the Holder.

1.2           Record Ownership. To the extent permitted by applicable law, the person in whose name any certificate for shares of Common Stock or other evidence of ownership of any other security is issued upon exercise or exchange of the Warrant shall for all purposes be deemed to have become the holder of record of such shares or other security on the Delivery Date, irrespective of the date of delivery of such certificate or other evidence of ownership (subject, in the case of any exercise to which Section 1.5 of this Warrant applies, to the consummation of a transaction upon which such exercise is conditioned), notwithstanding that the transfer books of· the Company shall then be closed or that such certit1catcs or other evidence of ownership shall not then actually have been delivered to such person.

1.3           Approvals.   If any securities constituting Warrant Shares to be issued upon exercise or exchange of the Warrant require registration or approval under any applicable law, or require listing on any national securities exchange or national market system before such securities may be so issued, the Company will as expeditiously as possible cause such securities to be registered, approved or listed, as applicable.  The Company may suspend the exercise of the Warrant for the period during which such registration, approval or listing is required but not in effect.

1.4           Regulatory Problem. The  Holder  shall  not exercise or  exchange the Warrant for  shares  of Common  Stock  if after giving effect to  such exercise or exchange  the · Holder  reasonably determines  that  such  exercise  would  violate any law  or  regulation  or  any, requirement of any governmental authority applicable to Holder or his affiliates.

1.5           Shares to be Fully Paid.    The Company covenants  and agrees that all Warrant Shares,  will, upon issuance and  payment of the applicable Exercise Price, be duly uthorized, validly issued, fully paid and nonassessable, and free of all liens and ncumbrances, except  for restrictions on transfer provided for herein or under applicable federal and state securities laws.

2.           Adjustment of Price and Number of Shares.  The Exercise Price and the number of Warrant Shares shall be proportionately adjusted from time to time upon the occurrence of any capital reorganization or any reclassification of Common Stock, or the consolidation, merger, combination or exchange of shares with another entity, or the divisive reorganization of the Company.   Upon each adjustment of the Exercise Price, the Holder of this Warrant  shall  thereafter  be  entitled  to  purchase,  at  the  Exercise  Price  resulting  from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto Immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

3.           Voting Rights.  Nothing contained in this Warrant shall be construed as conferring upon  the Holder  the right to  vote  or  to  consent  to  or  receive notice as a shareholder  of the Company on any other matters or any rights whatsoever as a shareholder of the Company.

4.           Compliance with Securities Act:  Transferability of Warrant , Disposition of Shares of Common Stock.

4.1          Compliance with Securities Act.    The  Holder,  by  acceptance  hereof, agrees  that  this Warrant  and the  Warrant  Shares to  be issued upon exercise hereof arc  being acquired for investment and that he will not offer, sell, or otherwise dispose of this Warrant or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933 (the "Act') or any applicable state securities laws.  This Warrant and all Warrant Shares  (unless  registered  under  the  Act)  shall  be  stamped  or  imprinted  with  a  legend  in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE.  THEY MAY NOT BE SOLD, OFFERED FOR  SALE,  PLEDGED,  OR HYPOTHECATED   IN  THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT  TO THE  SECURITIES  UNDER  SUCH ACT OR AN OPINION  OF   COUNSEL   SATISFACTORY   TO   THE   COMPANY THAT  SUCH  REGISTRATION   IS  NOT  REQUIRED,  OR  UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

4.2           Access to Information; Pre-Existing Relationship.  Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. Holder has had access to such financial and other information as is necessary in order for Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verity any of such information to which Holder has had access. Holder  further  represents  and  warrants  that  he  has either (i)  a  pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable him to be aware of the character, business acumen  and  general  business and  financial circumstances  of  the  Company  or  the  officer or director with whom such relationship exib1s or (ii) such business or financial expertise as to be able to protect his own interests in connection with the purchase of the Shares.

4.3           Warrant Transferable. Subject to compliance with applicable federal and state securities laws under which this Warrant was issued, this Warrant and all rights hereunder are transferable, in whole or  in part, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed; provided, however, that the Holder shall notify the Company in writing in advance of any proposed transfer and shall not transfer this Warrant or any rights hereunder  to  any  person  or  entity which is then engaged  in a business that in the reasonable judgment of the Company is in direct competition with the Company.   As promptly as practicable but in any event within ten (10) Business Days of receipt of such properly endorsed Warrant, the Company shall issue, register and deliver to the Holder thereof a new Warrant or Warrants of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant being transferred. Holder shall pay Company's reasonable costs incurred in effectuating such transfer.

4.4          Disposition of Warrant Shares.   With respect to any offer, sale, or other disposition of the Warrant or any Warrant Shares, the Holder hereof and each subsequent Holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of the Warrant or Warrant Shares, as the case may be, and indicating whether or not under the Act certificates or the Warrant or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the  Act    Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify the Holder that such Holder may sell or otherwise dispose of the Warrant or Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph 6.4 that the opinion of the counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the  Holder  promptly after  such determination has been made_  Notwithstanding the foregoing, the Warrant or  Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may request to  provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant or Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the Holder, such legend is not  required in order to  insure compliance with the Act.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

4.5        Register. This Warrant is, and any Warrant issued, exchanged or transferred hereunder shall be registered in a warrant register (the "Warrant Register"). The Warrant Register shall set forth the number of the Warrant, the name and address of the Holder hereof and the original number of Warrant Shares purchasable upon the exercise hereof.  The Warrant Register will be maintained by the Company and will be available for inspection by the Holder at the principal office of the Company or such other location as the Company may designate to the Holder in the manner set forth in Section 8.  The Company shall be entitled to treat the Holder as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in the Warrant on the part of any other person.

5.        Modification and Waiver.   This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

6.        Notices.  Any notice, request, or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by ccrtit1ed mail, postage prepaid, as follows:

Holder:	Constellation Asset Management
Attention:	Jens Daalsgard

Company:	BioPower Operations Corporation
Attention: Robert D. Kohn, Chief Executive Officer
5379 Lyons Rd. Suite 301
Coconut Creek, Florida 33073
Telephone:    (954) 509-9830

or such other address as either may from time to time provide to the other.

7.        Other Notices.  If at any time:

(a)    there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

(b)    there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Company; or

(c)    there shall be an initial public offering of Company securities;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, (a) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and (b) in the case of any such reorgani7.ation, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, or public offering, at least I 0 days' prior written notice  of  the  date  when  the  same  shall take  place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof.   Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution, or subscription rights, the date on which the holders of Common Stock shall be entitled thereto.   Any notice given in accordance  with the foregoing  clause (b)  shall also specify the date  on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion, or public offering, as the case may be.

8.        Governing Law; Waiver of Jury Trial

8.1 Governing  Law.  All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether in the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.  In furtherance of the foregoing, the internal law of the State of Florida will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or, necessarily apply.

9.	Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder.

10.	The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized as of the date first written above

BIOPOWER OPERATIONS CORPORATION /s/ Robert D. Kohn By: Robert D. Kohn, CEO